The AES Corporation
2021 Form 10-K Exhibit 21.1

Name	Jurisdiction of Formation/Organization
12963 Main Solar 1, LLC	Delaware
241 Knapp Road Solar, LLC	Delaware
241 Knapp Solar 2, LLC	Delaware
25 Ashdown Road Solar, LLC	Delaware
52RS 8me LLC	Delaware
61LK 8me, LLC	Delaware
65HK 8me LLC	Delaware
67RK 8me LLC	Delaware
87RL 8ME LLC	Delaware
Aberdeen Solar LLC	Delaware
AC Criminal Courts Complex SPE2 Limited Liability Company	New Jersey
Accomack Solar LLC	Delaware
ACE DevCo NC, LLC	Delaware
ACE Development Company II, LLC	Delaware
ACE Development Company, LLC	Delaware
ACED DevCo Warehouse Borrower, LLC	Delaware
ACED DevCo Warehouse Pledgor, LLC	Delaware
ACED MSL Pledge, LLC	Delaware
ACED OpCo D, LLC	Delaware
ACED OpCo Holdings Pledgor, LLC	Delaware
ACED OpCo Holdings, LLC	Delaware
ACED OpCo Warehouse Borrower, LLC	Delaware
ACED OpCo Warehouse Pledgor, LLC	Delaware
ACED Procurement Holdings, LLC	Delaware
ACED Procurement, LLC	Delaware
ACED US Wind Holdings I, LLC	Delaware
ACED Warehouse Tax Equity SellCo, LLC	Delaware
Adairville Solar LLC	Delaware
Adera Solar, LLC	Delaware
AES (India) Private Limited	India
AES (NI) Limited	Northern Ireland
AES Accabonac Solar, LLC	Delaware
AES Adler Creek Solar, LLC	Delaware
AES Africa Power Company B.V.	The Netherlands
AES AgriVerde Holdings, B.V.	The Netherlands
AES AgriVerde Services (Ukraine) Limited Liability Company	Ukraine
AES Agua Fria ES, LLC	Delaware
AES Alamitos Energy, LLC	Delaware
AES Alamitos, L.L.C.	Delaware
AES Alicura Holdings S.C.A.	Argentina
AES Americas International Holdings, Limited	Bermuda
AES Andes S.A.	Chile
AES Andres (BVI) Ltd.	British Virgin Islands

AES Andres BV	Netherlands
AES Andres DR, S.A.	Dominican Republic
AES Argentina Generación S.A.	Argentina
AES Argentina Investments, Ltd.	Cayman Islands
AES Argentina Operations, Ltd.	Cayman Islands
AES Arinos Solar Holding S.A.	Brazil
AES Arlington Services, LLC	Delaware
AES Aurora Holdings, Inc.	Delaware
AES Aurora, Inc.	Delaware
AES Bainbridge Holdings, LLC	Delaware
AES Bainbridge, LLC	Delaware
AES Baird Solar, LLC	Delaware
AES Ballylumford Holdings Limited	England & Wales
AES Baltic Holdings BV	The Netherlands
AES Barka Services, Inc.	Delaware
AES Barry Limited	United Kingdom
AES Barry Operations Ltd.	United Kingdom
AES Beaver Creek Ranch Solar, LLC	Delaware
AES Beaver Valley, L.L.C.	Delaware
AES Belfast West Power Limited	Northern Ireland
AES Belleville Solar, LLC	Delaware
AES BES Jordan B.V.	Netherlands
AES Big Sky, L.L.C.	Virginia
AES Black River Solar, LLC	Delaware
AES Botswana Holdings B.V.	The Netherlands
AES Brasil B.V.	Netherlands
AES Brasil Energia S.A.	Brazil
AES Brasil Ltda	Brazil
AES Brasil Operações S.A.	Brazil
AES Brazil International Holdings, Limited	Bermuda
AES Brazil, Inc.	Delaware
AES Broadalbin Solar, LLC	Delaware
AES Bulgaria B.V.	The Netherlands
AES Bulgaria Holdings BV	The Netherlands
AES Calaca Pte. Ltd.	Singapore
AES Calaca Pte. Ltd. - Philippine Branch	Philippines
AES Calgary, Inc.	Delaware
AES Caracoles SRL	Argentina
AES Carbon Exchange, Ltd.	Bermuda
AES Carbon Holdings, LLC	Virginia
AES Caribbean Finance Holdings, Inc.	Delaware
AES Caribbean Investment Holdings, Ltd.	Cayman Islands
AES Cayman Guaiba, Ltd.	Cayman Islands
AES Cayman Pampas, Ltd.	Cayman Islands
AES CC&T International, Ltd.	British Virgin Islands
AES CE RS XVI Managing Member, LLC	Delaware
AES CE RS XVI, LLC	Delaware

AES CE Solutions OH, LLC	Delaware
AES CE Solutions TX, LLC	Texas
AES CE Solutions, LLC	Delaware
AES Central America Electric Light, LLC	Virginia
AES Central American Holdings, Inc.	Delaware
AES Central American Investment Holdings, Ltd.	Cayman Islands
AES Central Line 2022 Class B, LLC	Delaware
AES Ceprano Energia SRL	Italy
AES CFE Holding II LLC	Delaware
AES CFE Holding III LLC	Delaware
AES CFE Holding LLC	Delaware
AES Changuinola, S.R.L.	Panama
AES Chhattisgarh Energy Private Limited	India
AES Chivor & Cia S.C.A. E.S.P.	Colombia
AES Chivor S.A.	Colombia
AES Clean Energy Development Holdings, LLC	Delaware
AES Clean Energy Development, LLC	Delaware
AES Clean Energy Services, LLC	Delaware
AES CLESA Y Compania, Sociedad en Comandita de Capital Variable	San Salvador
AES Climate Solutions Holdings I, LLC	Delaware
AES Climate Solutions Holdings II, LLC	Delaware
AES Climate Solutions Holdings, L.P.	Bermuda
AES Climate Solutions Holdings, LLC	Delaware
AES Colon Development, S. de R.L.	Panama
AES Columbia Power, LLC	Delaware
AES Comercializadora de Energia Ltda.	Brazil
AES Communications Latin America, Inc.	Delaware
AES Communications, LLC	Virginia
AES Connecticut Management, L.L.C.	Delaware
AES Coop Holdings, LLC	Delaware
AES Costa Rica Energy SRL	Costa Rica
AES Costa Rica Holdings, Ltd.	Cayman Islands
AES Daigle Solar, LLC	Delaware
AES DE AssetCo VI, LLC	Delaware
AES DE AssetCo VII, LLC	Delaware
AES DE Class B I, LLC	Delaware
AES DE Class B II, LLC	Delaware
AES DE Class B III, LLC	Delaware
AES DE Class B IV, LLC	Delaware
AES DE Class B V, LLC	Delaware
AES DE Class B VI, LLC	Delaware
AES DE Class B VII, LLC	Delaware
AES DE Class B VIII, LLC	Delaware
AES DE Class B XIV, LLC	Delaware
AES DE Construction, LLC	Delaware
AES DE DevCo I, LLC	Delaware
AES DE Holdings I, LLC	Colorado

AES DE Holdings III, LLC	Delaware
AES DE Holdings Omnibus Pledgor, LLC	Delaware
AES DE Holdings V Pledgor, LLC	Delaware
AES DE Holdings V, LLC	Delaware
AES DE Holdings VI, LLC	Delaware
AES DE Holdings VII Pledgor, LLC	Delaware
AES DE Holdings VII, LLC	Delaware
AES DE Holdings VIII Pledgor, LLC	Delaware
AES DE Holdings VIII, LLC	Delaware
AES DE Manager, LLC	Colorado
AES DE REC Co VI, LLC	Delaware
AES DE REC Co VII, LLC	Delaware
AES DE RS I, LLC	Delaware
AES DE RS II, LLC	Delaware
AES DE RS III, LLC	Delaware
AES DE RS IV, LLC	Delaware
AES DE RS IX, LLC	Delaware
AES DE RS V, LLC	Delaware
AES DE RS VI, LLC	Delaware
AES DE RS VII, LLC	Delaware
AES DE RS VIII, LLC	Delaware
AES DE RS X, LLC	Delaware
AES DE RS XI, LLC	Delaware
AES DE RS XII, LLC	Delaware
AES DE RS XIV, LLC	Delaware
AES DE RS XV, LLC	Delaware
AES DE Solar Access Holdings I, LLC	Delaware
AES Deepwater, LLC	Delaware
AES DE-GIE, LLC	Delaware
AES DevCo Warehouse Borrower, LLC	Delaware
AES DevCo Warehouse Pledgor, LLC	Delaware
AES Digital Experience, LLC	Delaware
AES Disaster Relief Fund	Virginia
AES Distribuidores Salvadorenos Limitada	San Salvador
AES Distribuidores Salvadorenos Y Compania S en C de C.V.	San Salvador
AES Distributed Holdings, LLC	Delaware
AES Dominicana Renewable Energy, S.R.L.	Dominican Republic
AES DPL Holdings, LLC	Delaware
AES DPP Holdings, Ltd.	Cayman Islands
AES Drax Financing, Inc.	Delaware
AES Drax Power Finance Holdings Limited	United Kingdom
AES Ecotek Europe Holdings B.V.	The Netherlands
AES EDC Holding, L.L.C.	Delaware
AES El Salvador Electric Light, LLC	Virginia
AES El Salvador Trust	Panama
AES El Salvador, LLC	Virginia
AES El Salvador, S.A. de C.V.	El Salvador

AES Electric Ltd.	United Kingdom
AES Electroinversora B.V.	The Netherlands
AES Elpa S.A.	Brazil
AES Empresa Electrica de El Salvador Limitada de Capital Variable	El Salvador
AES Endeavor, Inc.	Delaware
AES Energia SRL	Italy
AES Energy B.V.	Netherlands
AES Energy Services Inc.	Ontario
AES Energy Solutions, LLC	Delaware
AES Energy Storage Arizona, LLC	Delaware
AES Energy Storage Holdings	Mauritius
AES Energy Storage Holdings, LLC	Delaware
AES Energy Storage Zeeland B.V.	The Netherlands
AES Energy Storage, LLC	Delaware
AES Energy, Ltd.	Bermuda
AES Energy, Ltd. (Argentina Branch)	Argentina
AES Engineering, LLC	Delaware
AES ES Alamitos, LLC	Delaware
AES ES Alamitos 2, LLC	Delaware
AES ES Deepwater, LLC	Delaware
AES ES Gilbert, LLC	Delaware
AES ES Holdings, LLC	Delaware
AES ES Tait, LLC	Delaware
AES ES Westwing, LLC	Delaware
AES Europe Services EOOD	Bulgaria
AES Fahnestock Solar, LLC	Delaware
AES Finance and Development, Inc.	Delaware
AES Florestal Ltda.	Brazil
AES Fonseca Energia Limitada de C.V.	El Salvador
AES Forca, Ltd.	Cayman Islands
AES Foreign Energy Holdings, LLC	Delaware
AES Gabreski Solar, LLC	Delaware
AES Gas Supply & Distribution Ltd.	Cayman Islands
AES GEI US Finance, Inc.	Delaware
AES GEO Energy OOD	Bulgaria
AES GF1 Holdings S.A.	Brazil
AES GF2 Holdings S.A.	Brazil
AES Glengarry Farms Solar, LLC	Delaware
AES Global Insurance Company	Vermont
AES Global Mobility Services, LLC	Delaware
AES Global Power Holdings B.V.	The Netherlands
AES Globales B.V.	The Netherlands
AES Government, LLC	Delaware
AES GPH Holdings, Inc.	Delaware
AES Grand Dominicana, Ltd.	Cayman Islands
AES Great Cove Holdings, LLC	Delaware
AES Greece Solar, LLC	Delaware

AES Grid Stability, LLC	Delaware
AES Griggs Solar, LLC	Delaware
AES Guaiba II Empreendimentos Ltda	Brazil
AES Guayama Holdings BV	The Netherlands
AES Hawaii Foundation	Hawaii
AES Hawaii Management Company, LLC	Delaware
AES Hawaii, LLC	Delaware
AES Heckscher Solar, LLC	Delaware
AES HECO 2022 Class B, LLC	Delaware
AES HECO 2023 Class B, LLC	Delaware
AES High Mesa Solar, LLC	Delaware
AES Highgrove Holdings, L.L.C.	Delaware
AES Highgrove, L.L.C.	Delaware
AES Hispanola Holdings BV	The Netherlands
AES Hispanola Holdings II BV	The Netherlands
AES Holdings B.V.	The Netherlands
AES Holdings B.V. - Vietnam Rep Office	Vietnam
AES Holdings Brasil II S.A.	Brazil
AES Holdings Brasil S.A.	Brazil
AES Holland Solar, LLC	Delaware
AES Horizons Holdings BV	The Netherlands
AES Horizons Investments Limited	United Kingdom
AES Huntington Beach Development, L.L.C.	Delaware
AES Huntington Beach Energy, LLC	Delaware
AES Huntington Beach, L.L.C.	Delaware
AES IB Valley Corporation	India
AES Ilumina Holdings, LLC	Delaware
AES Ilumina Member, LLC	Delaware
AES Ilumina, LLC	India
AES India Energy Solutions Private Limited	Mauritius
AES India Holdings (Mauritius)	Delaware
AES India, L.L.C.	Indiana
AES Indiana Devco Holdings 1, LLC	Indiana
AES Indiana Devco Holdings 2, LLC	Delaware
AES Indiana Holdings, L.L.C.	Delaware
AES Infra GP Holdings LLC	Delaware
AES Infra LP 1 LLC	Delaware
AES Infra LP Holdings LLC	Delaware
AES Integrated Energy, LLC	Cayman Islands
AES Intercon II, Ltd.	Cayman Islands
AES Interenergy, Ltd.	British Virgin Islands
AES International Holdings II, Ltd.	British Virgin Islands
AES International Holdings III, Ltd.	British Virgin Islands
AES International Holdings, Ltd.	Chile
AES Investment Chile SpA	Italy
AES Italia S.r.l	Delaware
AES James Baird Solar, LLC	Delaware

AES Johnsville Solar, LLC	Cayman Islands
AES Jordan Holdco, Ltd.	Jordan
AES Jordan PSC	Netherlands
AES Jordan Solar B.V.	Delaware
AES Juniper Point Holdings, LLC	United Kingdom
AES K2 Limited	Delaware
AES Kalaeloa Venture, L.L.C.	Delaware
AES Kekaha Solar, LLC	Delaware
AES Keystone, L.L.C.	South Africa
AES Khanya - Kwazulu Natal (Proprietary) Limited	Delaware
AES King Harbor, Inc.	Delaware
AES Kuihelani Solar, LLC	Delaware
AES LA FIT Dedeaux, LLC	Delaware
AES LA FIT Francisco, LLC	Delaware
AES LA FIT Sun Valley, LLC	Virginia
AES Landfill Carbon, LLC	Cayman Islands
AES LATAM Energy Development Ltd.	Panama
AES Latin America S. de R.L.	Cayman Islands
AES Latin American Development, Ltd.	Delaware
AES Laubacher Solar, LLC	Delaware
AES Laurel Mountain Repower Development Company, LLC	Delaware
AES Laurel Mountain, LLC	Delaware
AES Lawai Solar, LLC	Netherlands
AES Levant Holdings B.V.	Jordan
AES Levant Holdings BV Jordan PSC	The Netherlands
AES Lion Telecom Investments B.V.	Delaware
AES Lumos Holdings, LLC	Cyprus
AES Maritza East 1 Services Ltd.	Bulgaria
AES Maritza East I EOOD	Bulgaria
AES Maritza East I Services EOOD	Delaware
AES Marketing and Trading, LLC	Mexico
AES Mayan Holdings, S. de R.L. de C.V.	The Netherlands
AES Merida B.V.	Mexico
AES Merida III, S. de R.L. de C.V.	Mexico
AES Merida Management Services, S. de R.L. de C.V.	Mexico
AES Merida Operaciones S.R.L. de CV	Cayman Islands
AES Mexican Holdings, Ltd.	Delaware
AES Mexico Farms, L.L.C.	Mexico
AES Mexico Generation Holdings, S. de R.L. de C.V.	British Virgin Islands
AES MicroPlanet, Ltd.	Cayman Islands
AES Mid East Holdings 2, Ltd.	The Netherlands
AES Mong Duong Holdings B.V.	Vietnam
AES Mong Duong Power Co. Ltd.	The Netherlands
AES Mong Duong Project Holdings B.V.	The Netherlands
AES Monroe Holdings B.V.	Delaware
AES Monroe Solar A, LLC	Delaware
AES Monroe Solar B, LLC	Delaware

AES Monroe Solar C, LLC	Delaware
AES Monroe Solar D, LLC	Delaware
AES Monroe Solar E, LLC	The Netherlands
AES Mount Vernon B.V.	Delaware
AES Mountain View Solar, LLC	Delaware
AES NA Central, L.L.C.	El Salvador
AES Nejapa Gas Ltda. de C.V.	El Salvador
AES Nejapa Services Ltda. de C.V.	Netherlands
AES Next B.V.	Delaware
AES Next Operations, LLC	Delaware
AES Next Solar, LLC	Panama
AES Next Solutions, S.R.L.	Delaware
AES Next, LLC	El Salvador
AES NEXT, Ltda. de C.V.	Delaware
AES North America Clean Energy Fund GP LLC	Delaware
AES North America Development, LLC	Delaware
AES Oahu Wind Holdings, LLC	Delaware
AES Oahu, LLC	Delaware
AES Oasis Holdco, Inc.	Cayman Islands
AES Oasis Ltd.	Mauritius
AES Oasis Mauritius Inc	Delaware
AES Odyssey, L.L.C.	Ohio
AES Ohio Generation, LLC	Delaware
AES OpCo E, LLC	Delaware
AES OpCo Holdings Pledgor, LLC	Delaware
AES OpCo Holdings, LLC	Delaware
AES OpCo Warehouse Borrower, LLC	Delaware
AES OpCo Warehouse Pledgor, LLC	Mexico
AES Operaciones Laguna del Rey, S. de R.L. de C.V.	Mauritius
AES OPGC Holding	India
AES Orissa Distribution Private Limited	Delaware
AES Orphan Farm Solar, LLC	Cayman Islands
AES Overseas Holdings (Cayman) Ltd.	United Kingdom
AES Overseas Holdings Limited	The Netherlands
AES Pacific Ocean Holdings B.V.	Delaware
AES Pacific, Inc.	British Virgin Islands
AES Pak Holdings, Ltd.	Pakistan
AES Pakistan (Pvt) Ltd.	Delaware
AES Pakistan Operations, Ltd.	Panama
AES Panama Generation Holdings S.R.L.	Panama
AES Panamá, S.R.L.	Argentina
AES Parana Gas S.A.	Cayman Islands
AES Parana Holdings, Ltd.	Cayman Islands
AES Parana II Limited Partnership	Argentina
AES Parana Operations S.R.L.	Uruguay
AES Parana Uruguay S.R.L	Cayman Islands
AES Pardo Holdings, Ltd.	Delaware

AES Pasadena, Inc.	Delaware
AES Peace Bear Ranch Solar, LLC	Delaware
AES Pelletier Solar, LLC	Singapore
AES Phil Investment Pte. Ltd.	Philippines
AES Philippines Power Partners Co. Ltd.	Uruguay
AES Puerto Rico Services, Inc.	Cayman Islands
AES Puerto Rico, Inc.	Delaware
AES Puerto Rico, L.P.	Delaware
AES Ravich North Solar, LLC	Delaware
AES Redondo Beach, L.L.C.	Delaware
AES Renewable Development Holdings, LLC	Delaware
AES Renewable Holdings DevCo NC, LLC	Delaware
AES Renewable Holdings, LLC	Dominican Republic
AES Renewable Power Group, S.R.L.	Delaware
AES RH RS XIX, LLC	Delaware
AES RH RS XVII, LLC	Delaware
AES RH RS XVIII, LLC	Delaware
AES Riverside Holdings, LLC	Delaware
AES Rochester Solar, LLC	Delaware
AES Rt 5 Storage Solar, LLC	Delaware
AES SACEF Investment, LLC	The Netherlands
AES Saint Petersburg Holdings B.V.	The Netherlands
AES San Nicolas B.V.	Delaware
AES SC Holdings, LLC	Philippines
AES Services Philippines Inc.	Delaware
AES Services, Inc.	Cayman Islands
AES Services, Ltd.	Argentina
AES Servicios America S.R. L.	Mexico
AES Servicios Electricos, S. de R.L. de C.V.	Brazil
AES Serviços TC Ltda.	Delaware
AES Shady Point, LLC	Russia
AES Silk Road Energy LLC	Delaware
AES Silk Road, LLC	Delaware
AES Solar Bulgaria Kalipetrovo EOOD	Delaware
AES Solar Bulgaria Pchelarovo EOOD	Delaware
AES Solar Energy Coöperatieuf U.A.	Italy
AES Solar Energy, LLC	El Salvador
AES Solar Espana I B.V.	Delaware
AES Solar Espana II B.V.	Virginia
AES Solar Holdings, LLC	South Africa
AES Solar Power PR, LLC	Netherlands
AES Solar Villamesias, S.L.	The Netherlands
AES Sole Italia S.r.L.	The Netherlands
AES Soluciones, Limitada de Capital Variable	Cayman Islands
AES Solutions Management, LLC	Cayman Islands
AES Solutions, LLC	Delaware
AES South Africa Peakers Holdings (Proprietary) Limited	Delaware

AES South America Holdings Cooperatief U.A.	Delaware
AES South America Holdings I B.V.	Delaware
AES South America Holdings II B.V.	Delaware
AES South American Holdings, Ltd.	Delaware
AES South Point, Ltd.	Delaware
AES Southland Development, LLC	Delaware
AES Southland Energy Company Holdings I, LLC	Delaware
AES Southland Energy Holdings II, LLC	Delaware
AES Southland Energy Holdings, LLC	Delaware
AES Southland Energy, LLC	The Netherlands
AES Stendts Solar, LLC	Taiwan
AES Stonehaven Holding, Inc.	Mexico
AES Stony Creek Solar, LLC	Mexico
AES Strategic Equipment Holdings Corporation	Mexico
AES Sul, L.L.C.	Mexico
AES Sunken Meadow Solar, LLC	Mexico
AES Swiss Lake Holdings B.V.	Mexico
AES Taiwan Ltd.	Mexico
AES Tamuin Development Services S. de R.L. de C.V.	The Netherlands
AES TEG II Mexican Holdings, S. de R.L. de C.V.	The Netherlands
AES TEG II Mexican Investments, S. de R.L. de C.V.	United Kingdom
AES TEG II Operations, S. de R.L. de C.V.	United Kingdom
AES TEG Mexican Holdings, S. de R.L. de C.V.	Delaware
AES TEG Mexican Investments S. de R.L. de C.V.	Delaware
AES TEG Operations, S. de R.L. de C.V.	The Netherlands
AES TEG Power Investments B.V.	Brazil
AES TEGTEP Holdings B.V.	Brazil
AES TEP Power II Investments Limited	Delaware
AES TEP Power Investments Limited	Cayman Islands
AES Texas Funding III, L.L.C.	Hong Kong
AES Thames, L.L.C.	Delaware
AES Thomas Holdings BV	Brazil
AES Tietê Eólica S.A.	Brasil
AES Tietê Integra Soluções em Energia Ltda	Delaware
AES Tonawanda Solar, LLC	Indiana
AES Transgas I, Ltd.	Delaware
AES Transpower Pte Ltd -- Hong Kong Branch	United Kingdom
AES Trust III	United Kingdom
AES Tucano Holding I S.A.	United Kingdom
AES Tucano Holding II S.A.	United Kingdom
AES U.S. BESS Holdings, LLC	Delaware
AES US Holdings, LLC	United Kingdom
AES U.S. Investments, Inc.	Delaware
AES U.S. Solar, LLC	El Salvador
AES UK Datacenter Services Limited	Delaware
AES UK Holdings Limited	Delaware
AES UK Power Financing II Ltd	Delaware

AES UK Power Financing Limited	Delaware
AES UK Power Holdings Limited	Delaware
AES UK Power, L.L.C.	Delaware
AES Union de Negocios, S.A. de C.V.	Delaware
AES US Generation Holdings, LLC	United Kingdom
AES US Generation, LLC	Netherlands
AES US Services, LLC	Delaware
AES US Wind Development II, LLC	Delaware
AES US Wind Development, L.L.C.	Delaware
AES US Wind Generation Holdings, LLC	Delaware
AES US Wind Holdings, LLC	Delaware
AES Venezuela Finance	Delaware
AES Volcan Holdings B.V.	Delaware
AES Waikoloa Solar, LLC	Delaware
AES Warehouse Tax Equity SellCo, LLC	Delaware
AES Warrior Run, L.L.C.	Delaware
AES Wawarsing Solar, LLC	Delaware
AES West Kauai Energy Project, LLC	Delaware
AES West Kauai Energy Project, LLC	England & Wales
AES West Oahu Solar, LLC	Delaware
AES Western Power Holdings, L.L.C.	The Netherlands
AES Western Power, L.L.C.	The Netherlands
AES Western Wind MV Acquisition, LLC	Bulgaria
AES Western Wind, L.L.C.	Delaware
AES Westwing II ES, LLC	Mexico
AES Wind Generation Limited	Delaware
AES Wind Generation, LLC	Delaware
AES Wind Investments I B.V.	Delaware
AES Wind Investments II B.V.	Cyprus
AES Wind Operations Bulgaria EOOD	Bulgaria
AES WR Limited Partnership	Brazil
AES Yucatan, S. de R.L. de C.V.	Delaware
AES Zephyr 2, LLC	Netherlands
AES Zephyr 3, L.L.C.	Delaware
AES Zephyr, Inc.	Canada
AES-3C Maritza East 1 Ltd.	Ireland
AES-3C Maritza East I EOOD	Chile
AESCom Sul Ltda.	Ireland
AESEDDSOL SAS	Argentina
AES-RS Spanish Holdings, LLC	India
AES-RS Sunshine Cooperatief U.A.	Brazil
AES-RS Sunshine Holdings, LLC	Brazil
AgCert Canada Co.	Brazil
AgCert Canada Holding, Limited	Brazil
AgCert Chile Servicios Ambientales Limitada	Delaware
AgCert International, Limited	Delaware
AgCert Servicios Ambientales S.R.L.	Kazakhstan

Agilion Energy Private Limited	Delaware
AGV Solar IV Geradora de Energia S.A.	Chile
AGV Solar V Geradora de Energia S.A.	Netherlands
AGV Solar VI Geradora de Energia S.A.	Jordan
AGV Solar VII Geradora de Energia S.A.	Massachusetts
Ahern Pipestone Solar LLC	Chile
Alectrona M EPE	Chile
Alectrona PV EPE	Delaware
Allis Medina Solar, LLC	Delaware
Altai Power Limited Liability Partnership	Delaware
Alto Maipo Delaware LLC	Delaware
Alto Maipo SpA	Delaware
AM Solar B.V.	Delaware
AM Solar BV Jordan PSC	Delaware
Amaterasu LLC	Delaware
Andes Solar II SpA	Delaware
Andes Solar SpA	Delaware
Antelope Big Sky Ranch LLC	Delaware
Antelope DSR 1, LLC	Delaware
Antelope DSR 2, LLC	Delaware
Antelope DSR 3, LLC	Delaware
Antelope Expansion 1B, LLC	Colorado
Antelope Expansion 2 Holdings, LLC	Austria
Antelope Expansion 2 MM, LLC	Delaware
Antelope Expansion 2, LLC	Delaware
Antelope Expansion 3A, LLC	Delaware
Antelope Expansion 3B, LLC	Delaware
Antonito Solar Holding LLC	Delaware
Antonito Solar LLC	Cayman Islands
Apple Valley Solar Farm LLC	Delaware
APR Walden Solar 1, LLC	Colorado
Arizona B&GC Solar, LLC	Colorado
ARNIKA Beteiligungsverwaltungs GmbH	Colorado
Artemis Solar PV LLC	California
Ashmore Solar LLC	California
ASI A S.r.l.	Delaware
ASI B S.r.l.	Delaware
ASI C S.r.l.	Delaware
ASI Cellino San Marco FV, S.r.l.	Delaware
ASI Cellino San Marco, S.r.l.	Delaware
ASI Cerignola S.r.l.	Delaware
ASI Cisterna di Latina FV S.r.l.	Delaware
ASI Cisterna di Latina S.r.l.	Delaware
ASI Cocomeri S.r.l.	North Carolina
ASI D S.r.l.	Delaware
ASI Del Balzo S.r.l.	Delaware
ASI E S.r.l.	Delaware

ASI F S.r.l.	Delaware
ASI Francavilla Apollo S.r.l.	Delaware
ASI Francavilla S.r.l.	Delaware
ASI G S.r.l.	Delaware
ASI H S.r.l.	Delaware
ASI I S.r.l.	Delaware
ASI L S.r.l.	Delaware
ASI Sicilia 1 S.R.L.	Delaware
ASI Torchiarolo S.r.l.	North Carolina
ASI Trocia S.r.l.	North Carolina
ASI Ugento FV S.R.L.	Delaware
ASI Vetrere 1 S.r.l.	Delaware
Aspiration Solar G LLC	Rhode Island
Assonet Solar 1, LLC	Delaware
Atkinson County S1, LLC	Delaware
Atlantic Basin Services, Ltd.	Delaware
Augusta Solar LLC	Delaware
AZ Solar I, LLC	Delaware
AZ Solar II, LLC	Brazil
AZ Solar Phase Zero, LLC	Brazil
BaiCheng Wind-Power Co., Ltd.	Brazil
Bakersfield Industrial PV 1 LLC	Delaware
Bakersfield PV I, LLC	Delaware
Baldy Mesa Solar, LLC	El Salvador
Barlow Solar LLC	Kazakhstan
Barre Solar Holding, LLC	Brazil
Barre Solar I LLC	Brazil
Barre Solar II LLC	Brazil
Barre Solar III LLC	Colorado
Baseline Solar Holding LLC	Delaware
Battle Mountain Solar LLC	Delaware
Battleground Solar I, LLC	Delaware
Bayshore Solar A, LLC	Delaware
Bayshore Solar B, LLC	Delaware
Bayshore Solar C, LLC	Delaware
Beacon Solar 1, LLC	Delaware
Beacon Solar 3, LLC	Delaware
Beacon Solar 4, LLC	Delaware
Beals Medina Solar, LLC	Delaware
Beulaville Solar, LLC	Delaware
Big Sky North, LLC	Delaware
Big Spring Solar LLC	Delaware
Birch Coulee Solar LLC	Delaware
Biscoe Owner, LLC	Delaware
Biscoe Solar, LLC	Delaware
Black Creek Solar LLC	Delaware
Black Iron Solar, LLC	Delaware

Blackhorse Farm Solar, LLC	Delaware
Blanca Peak Solar CSG LLC	Delaware
Blue Sky Endeavors, LLC	Delaware
Blue Stone Solar Energy, LLC	Cayman Islands
Blues City Solar LLC	Delaware
Bluff Bench Solar LLC	Delaware
Boa Hora 1 Geradora De Energia Solar S.A.	Delaware
Boa Hora 2 Geradora de Energia Solar S.A.	Delaware
Boa Hora 3 Geradora De Energia Solar S.A.	Delaware
Bolton Solar I, LLC	Delaware
Boreas Energy, LLC	Delaware
Bósforo de Responsabilidad Limitada de Capital Variable	Cayman Islands
Branch of AES Silk Road in Kazakhstan	Delaware
Brasiliana Participações S.A.	Idaho
Brasventos Eolo Geradora de Energia S.A.	Idaho
Brasventos Miassaba 3 Geradora de Energia S.A.	Delaware
Bridgeport Solar, LLC	Cayman Islands
Bridgeville Solar LLC	Chile
Brooks Solar, LLC	Delaware
Brookside Solar, LLC	Delaware
Brookwood Drive Solar 1, LLC	Delaware
BSE PV Maui County II, LLC	Delaware
BSE PV Maui County, LLC	Delaware
Buffalo Gap Holdings 2, LLC	Delaware
Buffalo Gap Holdings 3, L.L.C.	Delaware
Buffalo Gap Holdings, LLC	Delaware
Buffalo Gap Wind Farm 2, LLC	Delaware
Buffalo Gap Wind Farm 3, L.L.C.	Delaware
Buffalo Gap Wind Farm 4, L.L.C.	Delaware
Buffalo Gap Wind Farm, LLC	Delaware
Bullock Freetown Solar 1, LLC	The Netherlands
BWC Lake Lashaway, LLC	Brazil
BWC Lake Ripple, LLC	Brazil
BWC Muddy Brook, LLC	Brazil
BWC Stony Brook, LLC	Brazil
Cabin Creek Solar LLC	Brazil
Calhoun County Solar LLC	Brazil
Calverton Solar LLC	Brazil
Camille, Ltd.	Brazil
Cannonball Solar LLC	Brazil
Casa Grande Solar LLC	Brazil
Cat Canyon Solar LLC	Brazil
Caterpillar Hill Road Solar 1, LLC	Brazil
Cavalier Solar A, LLC	Brazil
Cavalier Solar B, LLC	Brazil
Cavanal Minerals, LLC	Brazil
Cayman Energy Traders	Delaware

CCP-PI Fund, LLC	India
CCP-PI Lessee, LLC	Brazil
CCP-PI Lessor, LLC	Brazil
CCP-PI Managing Member, LLC	Brazil
CCS Telecarrier	Delaware
CDEC-SING Ltda	Argentina
CE BCS 1 Managing Member, LLC	Connecticut
CE BCS Holdings 1, LLC	Delaware
CE EPC, LLC	Delaware
CE FinCo 1 Pledgor, LLC	Delaware
CE FinCo 1, LLC	Delaware
CE GP 1 Managing Member, LLC	Delaware
CE GP Holdings 1, LLC	Delaware
CE Sterling Solar Storage LLC	Delaware
CE WFS Holdings 3, LLC	Delaware
CE WFS 3 Managing Member, LLC	Delaware
Cedar Branch Solar LLC	Delaware
Cedar Flats Solar LLC	Puerto Rico
CEIBA Del Mar Solar LLC	Puerto Rico
Cement City Solar, LLC	Chile
Cemig II B.V.	Delaware
Centrais Eólicas Ametista S.A.	Delaware
Centrais Eólicas Borgo S.A.	Delaware
Centrais Eólicas Caetité S.A.	Delaware
Centrais Eólicas da Prata S.A.	Arizona
Centrais Eólicas dos Araças S.A.	Delaware
Centrais Eólicas Dourados S.A.	Chile
Centrais Eólicas Espigão S.A.	Delaware
Centrais Eólicas Maron S.A.	Delaware
Centrais Eólicas Morrão S.A.	Delaware
Centrais Eólicas Pelourinho S.A.	Puerto Rico
Centrais Eólicas Pilões S.A.	Puerto Rico
Centrais Eólicas Seraima S.A.	Puerto Rico
Centrais Eólicas Serra do Espinhaço S.A.	Israel
Centrais Eólicas Tanque S.A.	Delaware
Centrais Eólicas Ventos do Nordeste S.A.	Delaware
Central Antelope Dry Ranch C LLC	Delaware
Central Electricity Supply Company of Orissa Limited	Delaware
Central Eólica Santo Antônio de Pádua S.A.	Delaware
Central Eólica São Cristóvão S.A.	Panama
Central Eólica São Jorge S.A.	Delaware
Central Line Solar, LLC	Delaware
Central Termoelectrica Guillermo Brown S.A.	Delaware
CER Land, LLC	Delaware
Cerulean Properties, LLC	Delaware
CES - Temple Solar LLC	Delaware
CES Colorado Solar Gardens LLC	El Salvador

CES Community Solar Gardens, LLC	Chile
CES Financing HoldCo LLC	Chile
CES Illinois Solar Gardens, LLC	Rhode Island
CES Module HoldCo LLC	Panama
CES New Jersey Solar Gardens LLC	Delaware
CFE BESS Jobos, LLC	Delaware
CFE BESS Salinas, LLC	Delaware
Chagual Energía SpA	Delaware
Chase Solar LLC	Delaware
Chevelon Butte RE II LLC	Delaware
Chevelon Butte RE III LLC	Delaware
Chevelon Butte RE IV LLC	Delaware
Chevelon Butte RE LLC	El Salvador
Chevelon Butte RE V LLC	Delaware
Chile Renovables SpA	Delaware
Citizen Solar B LLC	Delaware
Clarkson Solar Holding, LLC	Delaware
Clarkson Solar LLC	California
Clean Flexible Energy II, LLC	Delaware
Clean Flexible Energy III, LLC	Delaware
Clean Flexible Energy, LLC	Ohio
Clean Wind Energy Ltd.	El Salvador
Clear Sun Solar LLC	Spain
Clover Creek Solar, LLC	Cayman Islands
CO-CA Wholly Owned, LLC	Cayman Islands
Cogentrix Valcour Intermediate Holdings, LLC	Delaware
Cogentrix Valcour Wind Energy Holdings II, LLC	Delaware
Colon LNG Marketing S. De R.L.	Delaware
Community Energy Colorado Solar Gardens LLC	Delaware
Community Energy Farms LLC	Ohio
Community Energy Minnesota Solar Gardens LLC	Indiana
Community Energy Solar Development LLC	Delaware
Community Energy Solar, LLC	Delaware
Community Energy Storage LLC	Delaware
Compania de Alumbrado Eletrico de San Salvador, S.A. DE C.V.	Delaware
Compañía Transmisora Angamos SpA	Delaware
Compañía Transmisora La Cebada S.A.	Delaware
Compass Circle Solar, LLC	Delaware
Costa Norte LNG Terminal S. de R.L.	North Carolina
Crescent Solar LLC	Delaware
Cricket Mountain Solar LLC	Delaware
Cronin Road Solar 1, LLC	Delaware
Crooked River Solar LLC	Delaware
Croom Solar LLC	Brazil
Cross Lake Solar LLC	Delaware
CRPD Solar 1, LLC	Chile
Cumberland Solar LLC	Chile

Cuscatlan Solar, Ltda. de C.V.	El Salvador
Daggett Ridge Wind Farm, LLC	Chile
Dakota Solar I LLC	Mexico
Dakota Solar II LLC	Mexico
Daviess County Solar LLC	Mexico
Delano PV1, LLC	Mexico
Deming Solar LLC	Mexico
Derwood Solar LLC	Argentina
Diamond Development, Inc.	Argentina
Distribuidora Electrica de Usulutan, Sociedad Anonima de Capital Variable	Chile
Domi Trading S.L.	Chile
Dominican Power Partners	Chile
Dominican Power Partners Plant (DPP Branch)	Chile
Double Butte Storage, LLC	Chile
Downsville Solar II LLC	Chile
Downsville Solar LLC	Chile
DPL Capital Trust II	Chile
DPL Inc.	Dominican Republic
Dublin Solar I, LLC	Brazil
Dunstable Solar 1, LLC	Brazil
Dusenberry Lane Solar 1, LLC	Brazil
Early Solar, LLC	Mexico
East Bloomfield Solar LLC	Delaware
East Brookfield Main Street Solar LLC	Delaware
East Line Solar, LLC	Delaware
Eaton Solar LLC	Delaware
Eden Solar, LLC	Delaware
Elevation Solar C LLC	Delaware
Elizabethtown Solar Holding LLC	North Carolina
Elizabethtown Solar LLC	North Carolina
Eloy ESD Solar Holdings, LLC	North Carolina
Embuaca Geração e Comercialização de Energia S.A.	North Carolina
Empire Solar, LLC	North Carolina
Empresa Electrica Angamos SpA	North Carolina
Empresa Electrica Cochrane SpA	North Carolina
Empresa Electrica de Oriente, S.A. de C.V.	North Carolina
Empresa Electrica Ventanas SpA	North Carolina
EnerAB Cogeneracion I Laguna del Rey, S. de R.L. de C.V.	North Carolina
EnerAB Durango, S. de R.L. de C.V.	North Carolina
EnerAB Suministro Calificado, S. de R.L. de C.V.	North Carolina
EnerAB Tenedora, S. de R.L. de C.V.	North Carolina
ENERAB, S. de R.L. de C.V.	North Carolina
ENERGEN S.A.	North Carolina
Energetica Argentina S.A.	North Carolina
Energía Eólica Curauma SpA	North Carolina
Energía Eólica Don Alvaro SpA	Delaware
Energia Eolica Los Olmos SpA	California

Energia Eolica Mesamavida SpA	Rhode Island
Energía Eólica Pampas SpA	Delaware
Energía Eólica Paposo SpA	Delaware
Energía Eólica Rinconada SpA	Delaware
Energía Eólica San Matías SpA	Delaware
Energía Natural Dominicana Enadom, S.R.L.	Delaware
Eólica Bela Vista Geração e Comercialização de Energia S.A.	Delaware
Eólica Icarai Geração e Comercialização de Energia S.A.	Delaware
Eólica Mar e Terra Geração e Comercialização de Energia S.A.	Delaware
Eólica Mesa La Paz, S. de R.L. de C.V.	Delaware
Estrella Solar, LLC	Delaware
Evangeline Solar LLC	Delaware
Field of Dreams Solar Farm, LLC	Delaware
Finchville Solar, LLC	Delaware
Fitch Solar, LLC	Delaware
Flint Creek Solar LLC	Delaware
FLS 2013 Owner A MM, LLC	Dominican Republic
FLS 2013 Owner A, LLC	Panama
FLS 2013 Owner B MM, LLC	Chile
FLS 2013 Owner B, LLC	Panama
FLS 2013 Solar A, LLC	Panama
FLS 2013 Solar B, LLC	Argentina
FLS 2014 Group A MM, LLC	Chile
FLS 2014 Group A, LLC	Delaware
FLS 2014 Solar A MM, LLC	New York
FLS 2014 Solar A, LLC	New York
FLS Operations PV 2013, LLC	New York
FLS Owner 170, LLC	Argentina
FLS Owner 200, LLC	Delaware
FLS Solar 100, LLC	Delaware
FLS Solar 110, LLC	Delaware
FLS Solar 170, LLC	Delaware
FLS Solar 200, LLC	Delaware
Fluence Energy, LLC	Delaware
Forebay Wind, LLC	Delaware
Founder's Homestead Farm Solar, LLC	Delaware
Franklin Solar, LLC	Delaware
FTP-Maui PV Projects, LLC	The Netherlands
FTS Beacon Solar Holdings, LLC	Delaware
FTS Beacon Solar Managing Member, LLC	Delaware
FTS Eden Managing Member, LLC	Turkey
FTS MA Managing Member, LLC	Delaware
FTS MA Owner, LLC	Delaware
FTS Managing Member 1, LLC	Delaware
FTS Managing Member 2, LLC	Delaware
FTS Master Tenant 1, LLC	Delaware
FTS Master Tenant 2, LLC	Delaware

FTS Project Owner 1, LLC	Delaware
FTS Project Owner 2, LLC	Delaware
FTS Solar Holdings 4, LLC	Delaware
FTS Solar Managing Member 4, LLC	Delaware
Fundacion AES Dominicana, Inc.	Brazil
Fundación AES en Panamá	Delaware
Fundacion AES Gener	Brazil
Gas Natural Atlantico II S. de R.L.	Brazil
Gas Natural Atlantico S. De R.L.	Brazil
Gasoducto GasAndes Argentina S.A.	Brazil
Gasoducto GasAndes S.A.	Brazil
Gateway Solar II LLC	Brazil
Geer Rd Solar 1 LLC	Delaware
Geer Rd Solar 2 LLC	Delaware
Geer Rd Solar 3 LLC	Delaware
Gener Argentina S.A.	Delaware
Geneva Solar LLC	Delaware
Geode Solar LLC	Delaware
Georgia Solar Holdings, LLC	Delaware
Georgia Solar Parent, LLC	Delaware
Gladwin Solar LLC	Delaware
Glen Canyon Solar A, LLC	Delaware
Glen Canyon Solar B, LLC	Delaware
Glen Canyon Solar C, LLC	Delaware
Glenmere Lake Solar, LLC	Delaware
Global Atreo S.L.	Delaware
Global Energy Holdings B.V.	Delaware
Golden Compass Managing Member, LLC	Delaware
Golden Compass Seller, LLC	Delaware
Goller Enerji Uretim Ltd. Sti.	San Salvador
Gray Springs Vista Solar, LLC	El Salvador
Great Cove II Land Holding LLC	Indiana
Great Cove Solar II, LLC	Delaware
Great Cove Solar III LLC	Colorado
Great Cove Solar, LLC	Delaware
Great Gully Solar Farm, LLC	Indiana
Green Beanworks B, LLC	Spain
Green Beanworks C, LLC	Delaware
Green Beanworks D, LLC	North Carolina
Green Valley Solar LLC	North Carolina
GreenAnt do Brasil Sistemas de Informação S.A.	North Carolina
Greenwich Solar 1, LLC	North Carolina
Guaimbê I Parque Solar S.A.	Argentina
Guaimbê II Parque Solar S.A.	Chile
Guaimbê III Parque Solar S.A.	Chile
Guaimbê IV Parque Solar S.A.	Chile
Guaimbê Solar Holding S.A.	Chile

Guaimbê V Parque Solar S.A.	Argentina
Guelphwood RD Solar 1, LLC	Indiana
Hainesport Solar LLC	Delaware
Halifax County Solar LLC	Dominican Republic
Hardin Solar LLC	Delaware
Hardy Hills Solar Energy LLC	Colombia
Harford Solar LLC	Delaware
Hart Solar, LLC	Delaware
Health and Welfare Benefit Plans LLC	Hungary
HECO Seller Pledgor, LLC	Delaware
HECO Seller, LLC	Delaware
Hemlock Ridge Solar LLC	Delaware
Henderson County Solar LLC	California
High Valley Solar, LLC	British Virgin Islands
Highlander IA, LLC	The Netherlands
Highlander Seller Managing Member, LLC	Delaware
Highlander Seller, LLC	Delaware
Highlander Solar Energy Station 1, LLC	Delaware
Hipotecaria San Miguel Limitada de Capital Variable	Indiana
Hipotecaria Santa Ana Limitada de Capital Variable	Delaware
Hobart Solar LLC	Delaware
Hopi Solar Ranch, LLC	Delaware
Huron Solis Power LLC	Delaware
ID Solar 1, LLC	Delaware
Imperial Valley Solar 1 Holdings, LLC	Delaware
Indianapolis Power & Light Company	Delaware
Indimento Inversiones, S.L.	Delaware
Industry Solar Power Generation Station 1 LLC	Delaware
Innovative Owner 14, LLC	Delaware
Innovative Owner 15, LLC	Delaware
Innovative Solar 14, LLC	Delaware
Innovative Solar 15, LLC	Delaware
InterAndes, S.A.	Delaware
Inversiones Cachagua SpA	California
Inversiones Cochrane SpA	Delaware
Inversiones Energia Renovable Limitada	Delaware
Inversiones LK SpA	Delaware
Inversora de San Nicolas S.A.	Delaware
IPALCO Enterprises, Inc.	Delaware
Isabelle Creek Solar LLC	Delaware
Itabo III, S.R.L.	Delaware
Jacobs Creek Solar LLC	Delaware
JBSolar Malagon, S.L.	Ohio
Jemeiwaa Ka’I S.A.S. E.S.P.	California
Jobstown Solar LLC	New York
Johnstown Solar 1, LLC	Puerto Rico
Kazincbarcikai Iparteruletfejleszt Kft.	Delaware

Kenansville Solar, LLC	Hawaii
Kersey Solar CSG LLC	Hawaii
Keydet Solar Center, LLC	Delaware
Kings Rooftop PV, LLC	Delaware
La Plata II, Ltd.	Delaware
La Plata III B.V.	Delaware
Lafayette Horizon Solar CSG LLC	Delaware
Lafayette Solar 1, LLC	Delaware
Lafayette Solar LLC	Delaware
Lake Village Solar LLC	Cayman Islands
Lancaster Area Battery Storage, LLC	Delaware
Lancaster Energy Center, LLC	Delaware
Lancaster Little Rock C LLC	Colorado
Lancaster WAD B LLC	Delaware
Lane Ave Solar LLC	Vermont
Laramie River Solar LLC	Ohio
Latigo Wind Managing Member, LLC	Indiana
Latigo Wind Park, LLC	Delaware
Laurel Lake Solar LLC	Delaware
Laurel Mountain BESS, LLC	Delaware
Laurel Mountain FinCo Holdings, LLC	Delaware
Laurel Mountain FinCo, LLC	Delaware
Laurel Mountain Holdings, LLC	Delaware
Laurel Mountain Interconnection, LLC	Delaware
Laurel Mountain Managing Member, LLC	Delaware
Laurel Mountain Procurement, LLC	Netherlands
Lemoore PV 1 LLC	Delaware
Letts Creek Solar, LLC	Delaware
Lewiston Solar 1, LLC	Delaware
Linkville Solar, LLC	Delaware
Locust Ridge Solar LLC	Delaware
Lowndes Solar 2 LLC	Delaware
Lowndes Solar LLC	Delaware
Luna HoldCo, LLC	Delaware
Luna Storage, LLC	Delaware
MacGregor Park, Inc.	Brazil
Maguan Daliangzi Power Station Co., Ltd.	Colorado
Maguan Laqi Power Station Co., Ltd.	Colorado
Manteca PV 1 LLC	Delaware
Maple Solar, LLC	Texas
Marahu Solar, LLC	Delaware
Mass Community Solar LLC	Delaware
Maui 17-2 LLC	Delaware
Mauka FIT Twenty LLC	North Carolina
Mayson Solar LLC	North Carolina
Mazon Solar II LLC	Delaware
McCracken County Solar LLC	Delaware

MCE Solar One, LLC	Brazil
McFarland Solar A, LLC	North Carolina
McFarland Solar B, LLC	North Carolina
Meade County Solar LLC	Chile
Mercury Chile Co. II Ltd.	Chile
Mercury Chile Holdco LLC	Chile
MFP CO I, LLC	Delaware
MFP CO II, LLC	Delaware
MFP CO III, LLC	Delaware
Miami Valley Insurance Company	Delaware
Miami Valley Lighting, LLC	Brazil
Mid-America Capital Resources, Inc.	Delaware
Middletown Solar 1, LLC	Delaware
Mill Creek Solar LLC	Kazakhstan
Missile Site Solar LLC	Delaware
Mitchell County Solar, LLC	Delaware
MM Solar Parent, LLC	Delaware
Monarch Solar PV LLC	Delaware
Mong Duong Finance Holdings B.V.	Delaware
Monmouth Solar LLC	Hawaii
Morgan Valley Wind Farm, LLC	Hawaii
Morris Solar, LLC	Hawaii
Motor EV, LLC	Hawaii
Mount Olive Solar Holding LLC	Hawaii
Mount Olive Solar LLC	Hawaii
Mountain Minerals, LLC	Delaware
Mountain View Power Partners IV, LLC	Chile
Mountain View Power Partners, LLC	Delaware
MS Participações Societárias S.A.	Chile
MSP Master Tenant I, LLC	Chile
MSP Master Tenant II, LLC	Chile
Mt. Zion Solar, LLC	Chile
Murphy Lake Solar, LLC	Mexico
Na Pua Makani Power Partners, LLC	Massachusetts
Navajo Solar Power Generation Station 1 LLC	Delaware
Naylor Solar LLC	Delaware
NC 2014 Fund A MM, LLC	Delaware
NC 2014 Fund A, LLC	Delaware
New Bremen Solar, LLC	Delaware
New Sustainable Property Holdings, LLC	Delaware
Next Brasil Investimentos Ltda.	Delaware
Nick Owner, LLC	Delaware
Nick Solar, LLC	Delaware
Ningde Dagang Hydropower Development Co., Ltd.	Delaware
Norgener Foreign Investment SpA	Delaware
Norgener Inversiones SpA	Delaware
Norgener Renovables SpA	Delaware

North Bay Solar 1, LLC	Delaware
North Branch Solar LLC	Delaware
North Lancaster Ranch LLC	Delaware
Northline Solar, LLC	Delaware
Nova Energia Holding S.A.	Delaware
Novus Barre Town Solar, LLC	Delaware
Nucla Solar LLC	Brazil
Nurenergoservice LLP	Delaware
NY RNM Project1, LLC	Delaware
NY RNM Project1A, LLC	Delaware
NY RNM Project2, LLC	South Dakota
NY RNM Project3, LLC	Delaware
NY RNM Project4, LLC	Delaware
Oahu SPE 101-14 LLC	Chile
Oahu SPE 101-19, LLC	Chile
Oahu SPE 101-2, LLC	Delaware
Oahu SPE 101-33 LLC	Delaware
Oahu SPE 101-4, LLC	Delaware
Oahu SPE 101-9, LLC	Delaware
Oak Ridge Solar, LLC	Delaware
Omega SpA	Delaware
Otoe Solar Power Generation Station 1 LLC	Delaware
Parque Eólico Campo Lindo SpA	Delaware
Parque Eolico Litueche SpA	Delaware
Parque Eólico Los Cururos SpA	Delaware
PARQUE EOLICO NOLANA SpA	Delaware
Parque Solar Durango, S. de R.L. de C.V.	Delaware
Particle Wave LLC	Delaware
Pawnee Solar LLC	Brazil
Peachland Solar LLC	Kazakhstan
Perennial Solar LLC	Tajikistan
Pershing Solar, LLC	Delaware
Persistence Solar LLC	Rhode Island
Pine Bluff Solar I LLC	Delaware
Pine Bluff Solar II LLC	Georgia
Pine Grove Solar, LLC	Delaware
Pioneer Wind Managing Member, LLC	Delaware
Pioneer Wind Park I, LLC	Delaware
Pioneer Wind Park II, LLC	Delaware
Platteview Solar LLC	New York
Pleinmont Solar 1, LLC	Delaware
Pleinmont Solar 2, LLC	California
Plus Energy Services, LLC	Delaware
Plymouth Solar 1, LLC	Delaware
Polecat Creek Solar I LLC	Delaware
Polecat Creek Solar II LLC	Delaware
Port Conway Solar LLC	Delaware

Portville Solar 1, LLC	Delaware
Potengi Holdings S.A.	Colorado
Powhatan Solar Power Generation Station 1 LLC	Delaware
Prevailing Wind Park Holdings, LLC	Delaware
Prevailing Wind Park MM, LLC	Delaware
Prevailing Wind Park, LLC	Delaware
Providence Solar LLC	Delaware
Pullman Solar, LLC	Delaware
Punta del Sol SpA	Delaware
Quebrada Seca SpA	Delaware
Raceway Solar 1, LLC	Delaware
Raceway Solar 2, LLC	Delaware
Rancho Viejo Community Solar LLC	Delaware
Rancho Viejo Solar LLC	Delaware
Randolph Solar 1, LLC	Delaware
Rangeland Solar, LLC	Delaware
Ransomville Solar 1, LLC	Delaware
Rawhide Solar LLC	Delaware
Red Lion Solar LLC	Delaware
Red Rocks Solar LLC	Delaware
Reddy Branch Solar LLC	Brazil
Redman Solar 2, LLC	Delaware
Redman Solar, LLC	Delaware
Rei dos Ventos 3 Geradora de Energia S.A.	Colorado
Rep Office of AES Silk Road in Almaty	California
Rep Office of AES Silk Road in Tajikstan Republic	California
Richmond Green Hydrogen One, LLC	North Carolina
Richmond Solar Power 1, LLC	North Carolina
Richmond Spider Solar, LLC	Delaware
Rincon Solar I, LLC	Delaware
Rineyville Solar LLC	Delaware
Rising Solar, LLC	Delaware
River Street Solar 1, LLC	Delaware
Riverhead Solar 2, LLC	Brazil
Riverhead Solar Farm, LLC	Brazil
Riverside Canal Power Company	Brazil
Riverside Solar, LLC	Brazil
Riviera Solar, LLC	Brazil
Rocky Bluff Solar LLC	Brazil
Rocky Mountain Solar PV LLC	Brazil
Rodemacher Solar LLC	Delaware
Rooney Ranch Wind, LLC	Delaware
Rosamond Solar, LLC	Delaware
RT52 Walden Solar 1, LLC	Delaware
Rutland Community Solar Holding LLC	Delaware
Rutland Solar LLC	Delaware
Ryan Road Solar LLC	Delaware

Sage Solar LLC	Argentina
Salem River Solar LLC	Delaware
San Bernardino Solar, LLC	Delaware
San Luis Solar Garden LLC	Delaware
San Luis Solar Holding LLC	Delaware
San Pablo Raceway, LLC	Delaware
Sand Hill A, LLC	Delaware
Sand Hill B, LLC	Delaware
Sand Hill C, LLC	Delaware
Sand Hill Wind, LLC	Delaware
Sand Lake Solar PV LLC	Delaware
Sandstone Solar LLC	Delaware
Sangamon Solar LLC	Colorado
Santa Clara Solar LLC	Delaware
Santos Energia Participações S.A.	Delaware
Scituate Solar I, LLC	Delaware
Scottsdale Solar Holdings, LLC	The Netherlands
SD Solar I, LLC	Delaware
SeaWest Asset Management Services, LLC	Delaware
SeaWest Properties, LLC	Delaware
Selma Owner, LLC	Delaware
Selma Solar, LLC	Delaware
Seneca Wind 2 LLC	Delaware
Seneca Wind LLC	Delaware
SEPV Imperial, LLC	Delaware
SEPV Mojave West, LLC	Delaware
SEPV Palmdale East, LLC	Delaware
Serra Verde I Energética S.A.	Delaware
Serra Verde II Energética S.A.	Delaware
Serra Verde III Energética S.A.	Delaware
Serra Verde IV Energética S.A.	Delaware
Serra Verde V Energética S.A.	Delaware
Serra Verde VI Energética S.A.	Delaware
Serra Verde VII Energética S.A.	Delaware
Settler Wind, LLC	Delaware
SFDK FinCo Holdings, LLC	Delaware
SFDK FinCo, LLC	Delaware
SFDK Solar Holding, LLC	Delaware
SFDK Solar Managing Member, LLC	Delaware
SFDK Solar, LLC	Delaware
SFMM Solar, LLC	Delaware
Shazia S.R.L.	Delaware
Sierra Solar Greenworks LLC	Delaware
Silver Lake Solar, LLC	Delaware
Silver Peak Energy, LLC	Delaware
Skipjack IA, LLC	Delaware
Skipjack Seller Managing Member, LLC	Delaware

Skipjack Seller, LLC	Delaware
Skipjack Solar Center, LLC	Delaware
Skylark Solar LLC	Delaware
Soda Flats Solar LLC	Delaware
Soemina Energeia S.r.l.	Delaware
Solaire Castifao SAS	Delaware
Solaire Linguizetta 1 SAS	Delaware
Solaire Linguizetta 2 SAS	Delaware
Solaire Saint Thibery SAS	Delaware
Solaire Simiane 1 SAS	Delaware
Solaire Simiane 2 SAS	Delaware
Solaire Vaureilles SAS	Delaware
Solar Access America, LLC	Delaware
Solar Access CA, LLC	Delaware
Solar Access California, LLC	Delaware
Solar Refeel Cocomeri S.r.l.	Delaware
Solverde 1, LLC	Delaware
Somers Road Solar 1, LLC	Delaware
Somerset Solar, LLC	Delaware
Son My LNG Terminal Holding B.V	Delaware
Sooner Solar LLC	Delaware
South Barre Solar 1, LLC	Delaware
South Butler Solar LLC	Delaware
South Deming Solar LLC	Delaware
South Goshen Solar LLC	Delaware
South Pointe Solar LLC	Delaware
South Wayne Solar LLC	Delaware
Southern Hills Wind LLC	Delaware
Southern Valley Solar LLC	Delaware
SP Antelope DSR LLC	Delaware
Spirit Mound Solar LLC	Delaware
SPN Solar Holdings 1, LLC	Delaware
SPN Solar Holdings 2, LLC	Delaware
SPN Solar Holdings 3, LLC	Delaware
SPN Solar Holdings 4, LLC	Delaware
SPN Solar Managing Member 1, LLC	Delaware
SPN Solar Managing Member 2, LLC	Delaware
SPN Solar Managing Member 3, LLC	Delaware
Spotsylvania Solar Energy Center, LLC	Delaware
sPower Beacon Solar FinCo, LLC	Delaware
sPower Cardinal HoldCo, LLC	Delaware
sPower DevCo NC, LLC	Delaware
sPower DevCo Warehouse Borrower, LLC	Delaware
sPower DevCo Warehouse Pledgor, LLC	Delaware
sPower Development Company, LLC	Delaware
sPower Energy Marketing, LLC	Delaware
sPower Finance 1 HoldCo, LLC	Delaware

sPower Finance 1, LLC	Delaware
sPower Finance 2 HoldCo, LLC	Delaware
sPower Finance 2, LLC	Delaware
sPower Finance 3 HoldCo, LLC	Delaware
sPower Finance 3, LLC	Delaware
sPower FinCo 1 LLC	Delaware
sPower FinCo 2 LLC	Indiana
sPower FinCo 3 LLC	Delaware
sPower FinCo 4 LLC	Delaware
sPower FinCo 5 LLC	Delaware
sPower FinCo 6 LLC	Delaware
sPower FinCo 7 LLC	Delaware
sPower FinCo 8 LLC	Delaware
sPower FinCo 9 LLC	Delaware
sPower FinCo Holdings 9, LLC	Delaware
sPower Highlander FinCo, LLC	Delaware
sPower Highlander Holdings, LLC	Delaware
sPower MSL Pledge, LLC	The Netherlands
sPower MSL, LLC	Mexico
sPower NorthPeak FinCo, LLC	Delaware
sPower NorthPeak Holdings, LLC	Delaware
sPower OpCo A Blocker, LLC	Delaware
sPower OpCo A, LLC	Mexico
sPower OpCo B, LLC	Argentina
sPower OpCo C, LLC	Mexico
sPower OpCo Warehouse Borrower, LLC	Mexico
sPower OpCo Warehouse Pledgor, LLC	United Kingdom
sPower Prevailing FinCo, LLC	Delaware
sPower Procurement, LLC	Ohio
sPower Project Holdings, LLC	Delaware
sPower Services, LLC	Delaware
sPower Skipjack FinCo, LLC	Delaware
sPower Skipjack Holdings, LLC	Delaware
sPower SLB HoldCo, LLC	Delaware
sPower Solar Holdings 6, LLC	Delaware
sPower Solar Holdings 7, LLC	Delaware
sPower Solar Holdings 8, LLC	Delaware
sPower Texas DevCo, LLC	Delaware
sPower Warehouse Tax Equity SellCo, LLC	Delaware
sPower Wind Holdings 1, LLC	Delaware
sPower Wind Holdings 2, LLC	Delaware
sPower Winterfell Holdings, LLC	Delaware
sPower, LLC	Delaware
Spring Hill Rd Solar 1, LLC	Delaware
SPW Solar Holdings 1, LLC	Delaware
SPW Solar Holdings 2, LLC	Delaware
SPW Solar Holdings 3, LLC	Delaware

SPW Solar Holdings 4, LLC	Delaware
SPW Solar Managing Member 1, LLC	Delaware
SPW Solar Managing Member 2, LLC	Delaware
SPW Solar Managing Member 3, LLC	Delaware
SPW Solar Managing Member 4, LLC	Delaware
St. Croix Solar LLC	Delaware
St. Martin Solar LLC	Massachusetts
Standalone Battery Seller, LLC	Delaware
Stony Lake Solar, LLC	Delaware
Store Heat and Produce Energy, Inc.	Chile
Stow Solar I, LLC	Delaware
Sudbury Ervin GMC Solar, LLC	Delaware
Sugar Maple Solar, LLC	Delaware
Summer Solar LLC	Delaware
Sundog Solar LLC	Brazil
SunE Solar XVII Project5, LLC	Brazil
SunE SunHoldings4, LLC	Brazil
Sustainable Power Group Pledgor, LLC	Brazil
Sustainable Power Group, LLC	Brazil
Sustainable Property Holdings, LLC	Brazil
Tau Power BV	Brazil
TEG Business Trust	Brazil
Tendril Holdings, LLC	Brazil
Tendril Intermediate Holdings, LLC	Delaware
Tendril Midco, LLC	North Carolina
TEP Business Trust	North Carolina
TermoAndes S.A.	Puerto Rico
Termoelectrica del Golfo, S. de R.L. de C.V.	Delaware
Termoelectrica Penoles, S. de R.L. de C.V.	Delaware
The AES Barry Foundation	Delaware
The AES Corporation	Delaware
The Dayton Power and Light Company	Delaware
Thorn Lake Solar, LLC	Delaware
Three Forks Solar II LLC	Delaware
Three Forks Solar III LLC	Delaware
Three Forks Solar LLC	Delaware
Tioga HoldCo I, LLC	Delaware
Tioga HoldCo II, LLC	Delaware
Tioga Solar Blairstown, LLC	Delaware
Tioga Solar Dinuba LLC	Delaware
Tioga Solar Gila, LLC	Delaware
Tioga Solar Gridley, LLC	Delaware
Tioga Solar Hemet DLL1, LLC	Delaware
Tioga Solar Hemet WF1, LLC	Indiana
Tioga Solar I, LLC	Brazil
Tioga Solar II, LLC	Brazil
Tioga Solar IV, LLC	Brazil

Tioga Solar Kona, LLC	Brazil
Tioga Solar Melville, LLC	Brazil
Tioga Solar Middlesex, LLC	Brazil
Tioga Solar Mililani, LLC	Brazil
Tioga Solar Phoenix I, LLC	Brazil
Tioga Solar West Hartford, LLC	Brazil
Tioga Solar Westborough, LLC	Brazil
Townline Batavia Solar 1, LLC	Brazil
Townsend Solar LLC	Brazil
Tozer Road Solar, LLC	Brazil
Trailside Solar Holding LLC	Brazil
Trailside Solar LLC	Brazil
Transmisora Tal Tal SpA	Brazil
Travertine Solar LLC	Brazil
Treasure Lane Solar 1, LLC	Brazil
Triple S Solar I LLC	Brazil
Triple S Solar II LLC	Brazil
Tucano F1 Geração de Energias S.A.	Brazil
Tucano F2 Geração de Energias S.A.	Brazil
Tucano F3 Geração de Energias S.A.	Brazil
Tucano F4 Geração de Energias S.A.	Brazil
Tucano F5 Geração de Energias S.A.	Brazil
Tucano F6 Geração de Energias SPE S.A.	Brazil
Tucano F7 Geração de Energias SPE S.A.	Brazil
Tucano F8 Geração de Energias SPE S.A.	Brazil
Tucano Holdings III S.A.	Brazil
Tulip Solar LLC	Brazil
Turkey Branch Owner, LLC	Brazil
Turkey Branch Solar, LLC	Delaware
University Solar, LLC	Delaware
UofU Solar 1, LLC	Delaware
UofU Solar II, LLC	Delaware
Uplight Inc.	Delaware
Upper Freehold Solar LLC	Delaware
Valcour Altona Windpark, LLC	Delaware
Valcour Bliss Windpark, LLC	Delaware
Valcour Chateaugay Windpark, LLC	Delaware
Valcour Clinton Windpark, LLC	Argentina
Valcour Ellenburg Windpark, LLC	Delaware
Valcour Intermediate Holdings Pledgor, LLC	Delaware
Valcour Power 2006 Holdco, LLC	Delaware
Valcour Power 2008 Holdco, LLC	Delaware
Valcour Repower DevCo, LLC	Delaware
Valcour Wethersfield Windpark, LLC	Delaware
Valcour Wind Energy, LLC	Delaware
Valparaiso Solar LLC	Indiana
Veleiros Holdings S.A.	Delaware

Ventos de Santa Tereza 01 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 02 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 03 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 04 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 05 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 06 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 07 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 08 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 09 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 10 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 11 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 12 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 13 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza 14 Energias Renováveis S.A.	Delaware
Ventos de Santa Tereza Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 01 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 02 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 03 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 04 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 05 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 06 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 07 Energias Renováveis S.A.	Texas
Ventos de São Ricardo 08 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 09 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 10 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 11 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 12 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo 13 Energias Renováveis S.A.	Delaware
Ventos de São Ricardo Energias Renováveis S.A.	Delaware
Ventus Holding de Energia Eólica Ltda.	Delaware
Vermilion Solar I LLC	England & Wales
Vermilion Solar II LLC	Massachusetts
Victor Dry Farm Ranch A LLC	Massachusetts
Victor Dry Farm Ranch B LLC	Massachusetts
Victor Mesa Linda B2 LLC	Bulgaria
Victor Mesa Linda C2 LLC	Bulgaria
Victor Mesa Linda D2 LLC	The Netherlands
Victor Mesa Linda E2 LLC	The Netherlands
Victor Solar LLC	The Netherlands
Vientos Neuquinos I S.A.	Spain
Village of Waterbury Solar I, LLC	Massachusetts
W. Orange RD Solar, LLC	Massachusetts
Waiawa Phase 2 Solar, LLC	Massachusetts
Wallace Solar, LLC	Massachusetts
Warsaw Solar 2, LLC	France
Warsaw Solar, LLC	Massachusetts
Waterford Solar 1, LLC	Greece

Waterloo Solar, LLC	Greece
Weixi Longdu Power Station Co., Ltd.	Massachusetts
Wenshan Malutang Electricity Power Co., Ltd.	Italy
West Atlantic Solar I LLC	Italy
West Atlantic Solar II LLC	Italy
West Brookfield Boston Post Road Solar LLC	Italy
West Camp Wind Farm, LLC	Italy
West Line Solar, LLC	Italy
West Street Solar 1, LLC	Italy
Western Antelope Blue Sky Ranch A LLC	Italy
Western Antelope Blue Sky Ranch B LLC	Italy
Western Antelope Dry Ranch LLC	Italy
Western Solar Parent, LLC	Italy
Westminster CC Solar 1, LLC	Italy
Westtown Solar LLC	Italy
WFS Highlander Holdings, LLC	Italy
WFS Highlander Managing Member, LLC	Italy
WFS Solar Holdings 1, LLC	Italy
WFS Solar Holdings 2, LLC	Italy
WFS Solar Managing Member 1, LLC	Italy
WFS Solar Managing Member 2, LLC	Italy
White Creek Solar LLC	Italy
Wibaux Wind, LLC	Italy
Wilbur Woods Solar, LLC	Italy
WildRoseWind Holdings, LLC	Italy
WildRoseWind LLC	Italy
Williamsburg East Street Solar LLC	China
Williamsburg Solar LLC	Massachusetts
Winchendon Ash Street Solar 1 LLC	Spain
Winchendon Lincoln Avenue Solar 1, LLC	Massachusetts
Winchendon Lincoln Avenue Solar 2, LLC	Delaware
Woodville Solar LLC	Spain
WuLanChaBu Jianghe Electricity Power Co., Ltd.	Massachusetts
Yakima Solar LLC	China
Yampa Valley Solar LLC	China
Your Energy Holdings Limited	China
Yunnan Diqing Shangri-la Huarui Electricity Co., Ltd.	Massachusetts
Yunnan Longling Lazhai Hydropower Development Co., Ltd.	Italy
ZPD-PT Solar Project 2017-001 LLC	France
ZPD-PT Solar Project 2017-003 LLC	France
ZPD-PT Solar Project 2017-006 LLC	France
ZPD-PT Solar Project 2017-007 LLC	France
ZPD-PT Solar Project 2017-008 LLC	France
ZPD-PT Solar Project 2017-011 LLC	France
ZPD-PT Solar Project 2017-014 LLC	France
ZPD-PT Solar Project 2017-017 LLC	Italy
ZPD-PT Solar Project 2017-021 LLC	China

ZPD-PT Solar Project 2017-023 LLC	China
ZPD-PT Solar Project 2017-024 LLC	China
ZPD-PT Solar Project 2017-038 LLC	China
ZPD-PT Solar Project 2017-044 LLC	China